UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2018

GEX MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-38288	56-2428818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 N. Central Expressway, Suite 825 Dallas, Texas 75243
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 210-4396
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

1

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2018, GEX Management, Inc., a Texas corporation (the “Company”), entered into a binding letter of intent (the “LOI”) with Endeavor Plus, Inc., a [__________] corporation in the healthcare business (“Endeavor”), pursuant to which it is anticipated that the shareholders of Endeavor (the “Endeavor Shareholders”) will exchange 100% of the issued and outstanding shares of capital stock of Endeavor for an aggregate of 13,000,000 restricted shares of the Company’s common stock, $0.001 par value per share (the “Share Exchange”). As a result of the Share Exchange, Endeavor would become a wholly owned subsidiary of the Company. The parties intend for the Share Exchange to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

The Company and Endeavor expect to enter into a definitive agreement for the Share Exchange (“Share Exchange Agreement”) by September 30, 2018, and to consummate the Share Exchange on or before December 31, 2018.

The closing of the Share Exchange is subject to timely delivery by Endeavor of required audited and interim financial statements prepared in compliance with generally accepted accounting principles (GAAP), the Company’s satisfactory completion of due diligence review of Endeavor, and other customary closing conditions.

The LOI may be terminated (a) automatically, if the parties do not enter into a Share Exchange Agreement by September 30, 2018, as such date may be extended by mutual consent of the parties; (b) by the Company if the results of its due diligence inquiry are unsatisfactory; or (c) automatically upon the parties’ entry into the Share Exchange Agreement.

The foregoing summary of the LOI does not purport to be complete and is qualified in its entirety by reference to the LOI, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 1, 2018, the Company issued a press release with respect to the signing of the LOI. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter of Intent, dated July 30, 2018
99.1	Press Release, dated August 1, 2018

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018	GEX MANAGEMENT, INC.

	By:	/s/ Carl Dorvil
Name: Carl Dorvil
Title: Chief Executive Officer

4